INVESTOR PRESENTATION

FIRST QUARTER 2026



Capital City Bank

Apalachee Parkway retail office, Tallahassee.

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they may have on us and our clients and our assessment of that impact; supply-demand imbalances and general economic conditions affecting local real estate prices and a general deterioration in commercial real estate market fundamentals; the costs and effects of legal and regulatory developments, the outcomes of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions; changes in the financial performance and/or condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; changes in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing, and saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business; technological changes, including the impact of generative artificial intelligence; the costs and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; dispositions (including the impact from the sale of our insurance subsidiary); acquisitions and integration of acquired businesses; impairment of our goodwill or other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in our organization, compensation, and benefit plans; the soundness of other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the competitive environment in our markets and among banking organizations and other financial service providers; action or inaction by the federal government, including tariffs or trade wars (including potential resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), government intervention in the U.S. financial system; policies related to credit card interest rates, and legislative, regulatory or supervisory actions related to so called "de banking," including any new prohibitions, requirements or enforcement priorities that could affect customer relationships, compliance obligations, or operational practices; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict (including impacts related to the conflict in the Middle East and resulting disruptions to energy and other commodities markets and supply chains), terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our common stock. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and our other filings with the SEC, which are available at the SEC's internet site (https://www.sec.gov). Forward-looking statements in this Presentation speak only as of the date of the Investor Presentation, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES

Unaudited

We present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other intangibles resulting from merger and acquisition activity. We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently.

Capital City Bank Group

Capital City Bank Group

BY THE NUMBERS*



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

A premier deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

1895 | Year Bank Founded

3rd Largest | Publicly traded financial holding company headquartered in Florida

$4.5 Billion | Total Assets

$2.5 Billion | Loans Held for Investment

$3.8 Billion | Total Deposits

- 88% in Florida[1], 7.97% market share
- 12% in Georgia[1], 5.03%[2] market share
- ~45%/55% consumer & commercial deposit mix

$2.7 Billion | Wealth Assets Under Management

$743.1 Million | Market Cap

51% Retail/49% Institutional (~20% Insider) | Ownership

62 Retail Offices[3] | Primarily in Florida and Georgia

27 | Residential Mortgage LPOs

107 | ATMs/ITMs

916 | Associates

** as of 3/31/26*
(1) as of 6/30/25
(2) excludes where CCBG has market share of less than .50%
(3) Icons on map reflect retail offices. HQ is located in Tallahassee.

ABOUT US

Proven track record operating as a stable, resilient, and profitable franchise for over 100 years.

COMMITMENT TO FUNDAMENTALS

- Strong core deposits
- Disciplined credit management
- Prudent liquidity management
- Capital stewardship

LEADERSHIP

- Seasoned, experienced leaders who've successfully navigated multiple economic cycles and industry changes.
- Strong insider ownership reinforces our commitment to stability and continuity.
- Deeply invested in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Committed to a culture that values people alongside results – the driving force behind our continued success.

FOUNDATIONAL PRINCIPLES

- Relationship banking model focused on nurturing long-term relationships and providing personalized client solutions.
- Be a leader in small- to mid-size markets to out-product local community banks and to out-service larger regional banks.
- Strong footholds in high-growth metro and stable, rural markets.
- Full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services.
- Deliberate, intentional implementation of technology to enhance client experience, deepen client relationships, and optimize delivery and operating efficiency.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationship, trusted advice and exceptional experiences.

OUR CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

DELIVERING SHAREOWNER VALUE

Disciplined growth, sustained profitability, and a commitment to providing long-term shareowner value.

HIGHLIGHTS

- Strong Growth in TBV/Share*
  - YoY Growth of 14%[1]
  - 5 Year Avg. Annual Growth of 15%
- Strong Earnings
  - YoY Growth of 16%[1]
  - 5 Year Avg. Annual Growth of ~ 16%
- Dividend/Share Growth
  - YoY Growth of 14%[1]
  - 5 Year Avg. Annual Growth of 12%

SHAREOWNER RETURN



TBV
DPS
30
25
20
15
10
5
0
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
2021
2022
2023
2024
2025
1Q26
17.12
17.27
20.45
23.65
27.03
27.51
0.62
0.66
0.76
0.88
1.00
1.08 (2)
TBV per Share
Div per Share (DPS)

DILUTED EPS vs PTPCC[3]/DILUTED SHARE



$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1Q25
2Q25
3Q25
4Q25
1Q26
$1.07
$1.21
$1.34
$1.21
$1.23
$0.99
$0.88
$0.93
$0.80
$0.92
PTPCC/Diluted Share
Diluted Net Income

RETURN ON AVERAGE ASSETS, EQUITY



16%
14%
12%
10%
8%
6%
4%
2%
0%
1Q25
2Q25
3Q25
4Q25
1Q26
16.25%
13.88%
14.07%
11.64%
13.40%
13.32%
11.44%
11.67%
9.78%
11.30%
1.58%
1.38%
1.47%
1.25%
1.45%
Return on Tangible Common Equity
Return on Average Equity
Return on Average Assets

** For definition, see Non-GAAP financial measures on page 26.*
(1) 12/31/25 vs 12/31/24
(2) YTD Annualized
(3) Pretax Precredit (LLP and ORE) Costs - see page 23

WHY CAPITAL CITY BANK GROUP?[1]

Strong fundamentals and flexibility drive growth and position us for future opportunities.

DEPOSIT-DRIVEN CULTURE

Granular and Tenured Client Base

- Avg. Account Balance ~$29K
- Avg. Account Tenure ~17 Years

Diversified Deposit Mix

- ~45%/55% Consumer/ Commercial
- 35% Noninterest Bearing

Strong History of Growth

- 5-Year CAGR Deposits of 5.35%

Low-Cost Funding and Reduced Volatility

- Avg. Cost of Funds/FF of 17% (5 Years) and 17% (10 Years)
- 31% Uninsured

Ranked #4 in Best Deposit Franchises among Large Community Banks in 2024 by S&P Global Market Intelligence.[2]

POSITIONED FOR GROWTH

Footholds in Two High-Growth, Strong Economic States

Scalable Platforms and Product Offerings

- Proven Scalability - $1.4 billion or 46% increase in assets since 2019 with a 4% reduction in FTE's

Attract and Retain Local Market Expertise/Talent

- Avg. Tenure of Executive Team: 33 years
- Avg. Tenure of Senior Management Team: 25 years
- Avg. Tenure of Associates: 10 years

REVENUE DIVERSIFICATION

Granular Loan Portfolio

- Avg. Loan Size: $118K
- $10MM In-house Lending Limit

Multiple Fee Income Sources

- Deposit, Wealth, Mortgage, and Bank Card Fees ~28% of Revenue
- PPNR coverage of NCOs of 33.5x.

FORTRESS BALANCE SHEET

Core Deposit Funded

- No Wholesale

Balance Sheet Flexibility

- Loan/Deposit Ratio: 67%

Proven Credit Underwriting and Risk Management

- 5-Year Avg. Annual Credit Losses of 16 BPS
- CRE Composition of 117% of Tier 1 Capital

Nominal Exposure to Office

- $35 MM (NOO), Avg. Loan Size $521K
- $49MM (OO), Avg. Loan Size $235K

Strong Capital

- Tangible Capital Ratio of 10.8%

Investment Portfolio

- Market Value: $1,136MM
- 2.98 Year Duration
- 87% Government

(1) As of 3/31/26

(2) Deposit rankings of institutions with $3 to $10 Billion in assets. Rankings calculated based on eight metrics, with noninterest-bearing deposit concentration receiving the highest weighting.

FIRST QUARTER 2026 HIGHLIGHTS

INCOME STATEMENT - 1Q26 VS 4Q25

- Tax-equivalent net interest income totaled $42.9 million compared to $43.4 million for the prior quarter and reflected two less calendar days in the first quarter.
- Net interest margin decreased two basis points to 4.24%.
- Credit quality metrics remained stable, with net loan charge offs of 10 basis points (annualized) of average loans, while the allowance coverage ratio increased one basis point to 1.23%.
- Noninterest income decreased $0.2 million, or 0.8%, reflecting lower wealth management fees of $0.5 million and deposit fees of $0.2 million, which were partially offset by a miscellaneous recovery of $0.5 million.
- Noninterest expense decreased $1.5 million, or 3.5%, primarily due to a $2.7 million decrease in compensation expense (lower performance-based incentives) that was partially offset by an increase in other expense, which reflected a $1.5 million pension plan settlement gain recognized in the prior quarter.

BALANCE SHEET - 1Q26 VS 4Q25

- Loan balances decreased $29.8 million, or 1.2% (average), and decreased $27.7 million, or 1.1% (end of period).
- Deposit balances increased by $43.5 million, or 1.2% (average), and increased $89.3 million, or 2.4% (end of period), driven by strong core deposit growth.
- Tangible book value per diluted share (non-GAAP financial measure) increased $0.48, or 1.8%.
- Repurchased 63,088 shares of our common stock.

Additional details are in the Supplemental Section, page 22.

"We are off to a strong start to the year, with earnings growth of 15% over the prior quarter driven by solid deposit trends, disciplined credit performance, and continued expense control," said William G. Smith, Jr., Chairman and CEO. "We remain focused on deepening client relationships and executing consistently, while maintaining the balance sheet strength and flexibility to perform across a range of economic conditions."

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- 5-Year CAGR of ~5.35% Total Deposits ~4.46% MMA/SAV/NOW
- 35% Noninterest Bearing Balance[1]
- Average Account balance of $29k
  - Consumer - $15k
  - Business - $97k
- Total Deposit Beta
  - 4Q. 2015 to 4Q. 2018 = 9% } Up Rate Cycle
  - 1Q. 2022 to 2Q. 2024 = 12% } Up Rate Cycle
  - 3Q.2024 to 1Q.2026 = 8% } Down Rate Cycle

AVERAGE DEPOSIT PORTFOLIO COMPOSITION


Certificates of Deposit
5%
11%
Money Market Accounts
14%
Regular Savings Accounts
35%
Noninterest Bearing Deposits
35%
NOW Accounts

QUARTERLY AVERAGE DEPOSIT*


3,665
170
420
508
1,250
1,317
1Q25
3,681
173
432
508
1,226
1,342
2Q25
3,612
180
417
503
1,198
1,314
3Q25
3,648
192
416
501
1,236
1,303
4Q25
3,691
193
403
509
1,303
1,283
1Q26
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Certificates of Deposit
Money Market Accounts

	1Q25	2Q25	3Q25	4Q25	1Q26
Total Cost of Deposits	0.82%	0.81%	0.80%	0.82%	0.81%
Total Cost of Funds - CCBG	0.84%	0.82%	0.78%	0.82%	0.81%
Total Cost of Funds - Peer[2]	2.44%	2.33%	2.32%	2.12%	2.06%

** in $ millions*

(1) YTD Avg 3/31/26

(2) Publicly Traded $1 - $5 Billion SE Commercial Banks (Source: S&P Market Intelligence)

LOCATED IN STRONG GROWTH MARKETS

Poised to capitalize on population growth and business and wealth migration in Florida and Georgia.

FLORIDA

National Ranking:

#1 New Business Startups[1]

- #1 Black-owned Businesses with Employees
- #2 Hispanic-Owned Businesses with Employees
- #2 Women-Owned Businesses with Employees
- #1 Higher Education System
- #1 State for Manufacturing Job Growth
- Top 3 State for Business (CNBC)
- Lowest State Debt Per Capita

#1 Net Income Migration[1]

#3 Largest Population[2]

#1 Population Migration[1]

- Continued population growth is fueling Florida's expanding economy
- Recent moderations in population growth reflect a return to more sustainable, long-term growth trends

#15 Largest Economy in the World[1]

#1 for Attracting and Developing a Skilled Workforce[1]

- Since 2019, 1 million people added to Florida's workforce[4]
- Leaders are working to ensure Florida's workforce system remains aligned with the evolving needs of employers and job seekers across the state[4]
- Unemployment highest among young age bracket

GEORGIA

National Ranking:

#4 Fortune 500 Companies with HQ in Atlanta[3]

- 440 of Fortune 500 Companies have a presence in Georgia
- 17 Fortune 500 Companies have HQ in Georgia

#1 Logistic and Infrastructure[3]

- 9 commercial airports
- Ports with easy access to interstates and railroads

#1 Workforce Training Program (Site Selection magazine)[3]

#7 Net Domestic Migration (2020-21)[3]

#8 Largest Population[2]

#10 Net Income Migration[1]

TOP 10 STATES NET INCOME MIGRATION[1]


Net Income Migration (in Billions)
$20.65
Florida is greater than the next 5 states combined.
$5.54
$4.13
$3.91
$2.76
$2.75
$1.51
$0.99
$0.76
$0.75
FL
TX
SC
NC
AZ
TN
NV
ID
NH
GA

(1) Florida Chamber Foundation (Net Income Migration: the amount of income that moved into the state minus the income that move out.)
(2) S&P Global
(3) Georgia Department of Economic Development
(4) Career Source Florida

EXPANDED MARKETS

Strategically positioned in high-growth, favorable-demographic Northwest Florida and the Northern Arc of Atlanta.

EMERALD COAST

- 2025 deposit growth of $26 million in this market attributed to new strategic retail locations and hiring local talent expertise
- Panama City-Panama City Beach population grew by 3.8%, the 2nd fastest-growing metro area in the nation in 2023-24[1]
- St. Joe's Latitude Margaritaville Watersound:[4]
  - 2,273 occupied homes of 3,700 planned homes.
  - 158 homes were under contract as of March 31, 2026, with an average sales price of about $592,000.
  - Commercial goods and services are expanding in the Watersound West Bay Center located at the entrance to community, which includes a Capital City Bank office that opened in 2025.



NORTHERN ARC

- Atlanta is the 6th largest metro region in the country[2]
- Gwinnett County and Cobb County rank #2 and #3 largest populations in Georgia[6]


Atlanta
GEORGIA

HIGHLIGHTS

Economic Drivers:

- Northwest Florida real estate developer St. Joe has entitlements to develop over 170,000 residential units and 22 million sq ft of retail, commercial, and industrial space[3]
- Pulte Group, 3rd largest homebuilder in the U.S., joins D.R. Horton and Toll-Brothers in the region, executing a contract with St. Joe for up to 2,653 homesites.[4]
- Georgia home to numerous corporate HQs, relocations and expansions
- Baby boomers' wealth transfer, Florida desirable retirement location
- Market demographics offer extensive opportunities to grow wealth assets under management

2026 HOME SALE ACTIVITY[5]

	WALTON			BAY			COBB			GWINNETT		
	JAN	FEB	MAR	JAN	FEB	MAR	JAN	FEB	MAR	JAN	FEB	MAR
Number of Homes Sold YoY % Change	18%	5%	50%	34%	2%	61%	-1%	-9%	37%	-6%	-1%	30%
Median Days on Market YoY Change	21	-4	-26	16	8	-25	6	23	-15	14	16	0

(1) U.S. Census Bureau
(2) Metro Atlanta Chamber, U.S. Census Bureau
(3) The St. Joe Company 2025 Annual Report
(4) The St. Joe Company April 29, 2026, press release
(5) Redfin Market Analysis
(6) S&P Global

LEGACY MARKETS

Offer stable and continued growth opportunities.


Augusta
Macon
Montgomery
Savannah
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA

CAPITAL CITY BANK'S STRONG MARKET POSITION

- #1 Tallahassee MSA – 20.92%
- #8 Gainesville MSA – 7.98%
- #6 SunCoast Market – 5.48%[(2)]
- #12 Macon MSA – 2.76%

HIGHLIGHTS

- Legacy Markets in Florida – Tallahassee, Gainesville, Suncoast – and Macon, Ga. are anchored by government, education, healthcare and small business
- Capital City Bank continues to prioritize attracting and retaining a strong, granular deposit base in its markets and taking advantage of competitor disruption

Capital City is a dominant player in rural markets

- Top 3 market share in 7 of 12 rural Florida markets (counties) in which CCB operates
- Top 3 market share in 1 of 3 rural Georgia markets (counties) in which CCB operates

STATE/NATIONAL DEMOGRAPHICS

	CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
Total Deposits[(1)]	$441,366*	$354,251,306*	$3,313,035*	$868,559,352*	$19,327,175,618*
Population Growth Rate 2020-26[(1)]	4.1%	5.6%	14.1%	11.4%	3.5%
Projected Population Growth 2026-31[(1)]	3.0%	3.7%	8.3%	7.5%	2.6%
Median HHI 2026[(1)]	$66,534	$83,364	$68,249	$82,182	$86,867
Projected HHI Growth 2026-31[(1)]	3.2%	11.1%	10.7%	14.7%	11.3%

*(000s)
(1) S&P Global (deposits June 2025)
(2) includes Hernando and Citrus Counties

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service and propel growth.

Create Exceptional Client Experiences

- Enhanced self-service tools for digital banking
  - Enables client to dictate service, method, timing
  - 46% of client transactions completed without face-to-face interaction
- Expand ITM locations
  - Extends banking hours and options for clients
  - 17+ types of client transactions can be conducted
  - Existing and new offices can operate with fewer positions where ITMs are deployed
  - Allows associates to focus on more complex client interactions and cross-sell opportunities



ITMs extend client banking hours and improve the bank's operational efficiency.

Improve Operational Efficiency

- Utilize enterprise automation solutions to streamline business processes
- Streamline small business and consumer loan application processes
- Seek opportunities for scalability, flexibility, and cost-efficiency in digital applications and services
- Continuous review of cybersecurity processes and strategies to detect modern and emerging threats
- Replaced account opening platform to increase efficiency, better serve new and existing clients, and enhance detection of potential fraud activity

Deepen Client Relationships

- Use data analytics for cross-sell opportunities and to increase client tenure
- Leverage business intelligence to identify and attract new clients


Strategic Initiatives
Continuous System Upgrades
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses

DIVERSE LOAN PORTFOLIO

HIGHLIGHTS

- Top 25 loan relationships are ~ 7% of total loans
- Total loan portfolio avg. loan size $118K
- In-house lending limit of $10 million

LOAN PORTFOLIO(1)


Other Loans
<1%
Direct Consumer 1%
5% Indirect Auto
6% Construction R/E
7% Commercial Loans
10% Home Equity R/E
30% Commercial R/E
40% Residential R/E
$2,518,404

CRE COMPOSITION(1)


Land Development
2%
16% Vacant Land
25% Construction
57% Improved Property
$590,912
117% of
Tier 1 Capital

IMPROVED PROPERTY COMPOSITION(1)


Commercial Condos
1%
Gas Station/ C-Store 2%
9% Industrial/ Warehouse
10% Office(2)
11% Other
15% Multi-Family
23% Hotel/Motel
29% Retail
$339,289
67% of
Tier 1 Capital

CONSTRUCTION & LAND DEVELOPMENT(1)


Land Development
2%
13% Commercial Construction
38% Vacant Land
47% Residential Construction(3)
$251,623
50% of
Tier 1 Capital

1Q2026-EOM
(1) $ in thousands
(2) Avg. Loan (NOO) - $521,000
(3) Includes Owner Occupied Residential Construction-Perm loans of $90 million

GENERATE LOAN GROWTH


PERIOD END LOANS HFI
($ In Millions /% Growth)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
0
0.3%
-1.1%
-1.9%
-1.4%
-1.1%
$2,661
$2,631
$2,582
$2,546
$2,518
1Q25
2Q25
3Q25
4Q25
1Q26


LOAN PORTFOLIO BY SEGMENT
($ in Millions/% of Total)
$2,500
$2,000
$1,500
$1,000
$500
0
$2,661
$2,631
$2,582
$2,546
$2,518
6.9% 6.8% 6.9% 7.1% 6.8%
7.2% 6.6% 6.1% 5.8% 6.2%
30.3% 30.5% 30.4% 30.2% 30.0%
39.1% 39.8% 40.2% 40.1% 39.7%
8.5% 8.7% 9.1% 9.5% 9.7%
6.9% 6.6% 6.3% 6.2% 6.2%
1Q25
2Q25
3Q25
4Q25
1Q26
Commercial Loans
Construction R/E
Commercial R/E
Residential R/E
Home Equity R/E
Direct Consumer
Indirect Auto
Other - LIP

DIVERSIFIED REVENUES

HIGHLIGHTS

- Diversified Loan Portfolio
- Wealth AUM of $2.7 Billion - 5-Year CAGR of ~2.98%
- Scalable Mortgage Banking Operation
- Strong Deposit-Related Fees

INTEREST INCOME(1)


Direct Consumer
1%
27%
Residential R/E
5%
Indirect Auto
5%
Commercial Loans
6%
Construction R/E
7%
Funds Sold & Deposits
9%
Home Equity R/E
18%
Investment Securities
22%
Commercial R/E
Total
$51 Million

FEE INCOME(1)


13%
Other
28%
Deposit Fees
18%
Bank Card Fees
31.8%
of Operating Revenues
Total $20 Million
21%
Mortgage Banking Revenues
20%
Wealth Management Fees

(1) YTD - 3/31/26

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **16 basis points**
- ACL coverage **1.23% of loans**
- Classified loans to loans **ratio of 0.58%**

NON-PERFORMING LOANS*



$4.3
0.7
1.5
1.5
0.4
$6.5
0.6
2.6
1.6
1.4
0.3
$8.2
0.7
1.8
2.3
2.0
1.4
$8.6
0.8
1.8
2.1
2.6
1.3
$11.1
0.9
1.9
3.7
3.3
1.5
1Q25
2Q25
3Q25
4Q25
1Q26

	1Q25	2Q25	3Q25	4Q25	1Q26
NPLs to Total Loans	0.16%	0.25%	0.32%	0.34%	0.44%

- Direct Consumer
- Home Equity R/E
- Residential R/E
- Commercial R/E
- Construction R/E
- Commercial Loans

CLASSIFIED LOANS*



$19.2
1.2
3.1
4.4
8.9
1.6
$28.6
1.4
5.0
8.2
12.2
1.8
$26.5
1.1
3.0
8.4
11.8
0.7
1.5
$14.3
1.2
2.0
3.6
5.9
1.7
$14.5
1.0
2.0
3.5
6.4
1.7
1Q25
2Q25
3Q25
4Q25
1Q26

	1Q25	2Q25	3Q25	4Q25	1Q26
Classifieds to Loans	0.72%	1.09%	1.03%	0.56%	0.58%

- Direct Consumer
- Home Equity R/E
- Residential R/E
- Commercial R/E
- ConstructionR/E
- Commercial Loans

ACL ACTIVITY*(1)



$29.7
$29.9
$30.2
$31.0
$31.0
1.12%
1.13%
1.17%
1.22%
1.23%
0.09%
0.09%
0.18%
0.18%
0.10%
1Q25
2Q25
3Q25
4Q25
1Q26

(000's)	1Q25	2Q25	3Q25	4Q25	1Q26
Provision for Credit Losses(2)	768	620	1,881	1,995	712
Net Charge-Offs(2)	600	590	1,210	1,185	637

- Allowance for Credit Losses ("ACL")
- ACL Coverage Ratio (Loans HFI)
- Net Charge Ratio

**in millions*

(1) HFI loans only; does not include $2.2 million in allowance for unfunded loans at 3/31/26.

(2) YTD 3/31/26

CAPITAL

HIGHLIGHTS

- TCE Ratio of **10.79%** at March 31, 2026
- YoY[1] Growth of **11.86%** in TBV/Share*
- $276MM in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **10.62%** if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL

($ In Millions)


$500
$400
$300
$200
$100
0
1Q25
2Q25
3Q25
4Q25
1Q26

	1Q25	2Q25	3Q25	4Q25	1Q26
Tier 1 Capital Ratio	18.01	18.38	19.33	20.20	20.37
RBC Ratio	19.20	19.60	20.59	21.45	21.62
Common Equity Tier 1	16.08	16.81	17.73	18.56	19.08
Excess Regulatory Capital	$230,523	$237,146	$258,172	$273,730	$276,278

Tier 1 Capital · RBC · Common Equity Tier 1 Capial · Excess Regulatory Capital

TANGIBLE COMMON EQUITY (non-GAAP)

($ In Millions, except per share data)


$419
9.61%
$408
9.33%
$433
10.09%
$424
9.86%
$452
10.66%
$444
10.48%
$464
10.79%
$458
10.65%
$471
10.79%
$464
10.62%
1Q25
2Q25
3Q25
4Q25
1Q26

	1Q25	2Q25	3Q25	4Q25	1Q26
TBV/ Share	24.59	25.37	26.38	27.03	27.51
Adj. TBV/ Share	23.88	24.79	25.93	26.69	27.09

TCE · Adj. Tangible Capital

*For definition, see Non-GAAP financial measures on page 26.
(1) 3/31/26 vs/ 3/31/25

CAPITAL MANAGEMENT

EARNINGS ALLOCATION

- Dividend ~(25-35%)
- Organic Growth, M&A, Build Excess Capital ~(35-45%)
- Share Repurchase ~(5-15%)
- TRUP Retirement ~(5%)

CAPITAL METRICS


TANGIBLE CAPITAL
REGULATORY
EXCESS = $165MM
$474MM
EXCESS = $115MM
$537MM
$506MM
$474MM

KEY RATIOS[1]

Tangible Capital	10.8%
Total Capital	21.6%
Tier 1 ("T1") Capital	20.4%
Common Equity T1	19.1%
Leverage	11.7%

TANGIBLE CAPITAL RATIO IS MANAGED WITHIN A 7-9% RANGE:

- **>7% - Build & Return Capital** – Focus on building capital, dividend and share repurchases
- **>8% - Flexibility** – Opportunistic on organic growth, investment, or M&A
- **>9% - Greater Flexibility** – More intentional search for growth and expansion opportunities

EXCESS CAPITAL REFLECTS:

- **Tangible Capital Ratio** > 7%
- **Leverage Ratio** > 9%
- Allows for capital cushion and flexibility/ options

RECENT ACTIVITY - 1Q 2026

- Increased dividend to $0.27 per share, a 12.5% increase over prior year
- 63,088 Shares Repurchased
- Repaid TRUP debt of $9 Million

(1) As of 3/31/26

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 60% of Loan Portfolio is Adjustable and 16% is Variable
- 20% of the loan portfolio reprices overnight and an additional 29% reprices within one year
- 100% of Investment Portfolio Reprices < 3 years (2.64 Duration)
  - $326 million in cash flow repricing in 2026 from 2.48%*

LOAN REPRICING (1) - HFI LOANS


8%
>60 Months
20%
Overnight
24%
25 - 60 Months
29%
12 Months
19%
24 Months

LOAN RATE MIX


24% Fixed
60% Adjustable
$2,518
(in millions)
16% Variable

*Weighted average rate

(1) Static Gap - Contractual Repricing

ACCOLADES

Recognized at national, state, and community levels for delivering exceptional service and being a great place to work.

Forbes

World's Best Banks
2026

America's Best Banks
2026
Ranked #4

America's Best-in-State Banks
2025
Ranked #5 in Florida,
Ranked #4 in Georgia

Newsweek

America's Best Regional Banks 2026

AMERICAN BANKER

Best Banks to Work For 2025
13 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2025
14 Consecutive Years

LPL Financial

2025 Capital City Investments is Ranked #18 in revenue generated among more than 1,100 financial institutions and Ranked #2 among Banks with Institution Assets Less than $10 Billion

Cobb Life Magazine's
Best Of Cobb Runner-Up
Capital City Bank 2026

Emerald Coast Magazine
Best of the Emerald Coast 2025

Levy Citizen
Best of the Tri-County Financial Institution 2025

Levy Citizen
Best of the Tri-County Investment Counselor:
Danny Etheridge,
Capital City Investments 2025

Tallahassee Magazine
Best of Tallahassee 2025

Tallahassee Democrat
Community's Choice Awards
Top Bank 2025

SUPPLEMENTAL INFORMATION

PERFORMANCE HIGHLIGHTS

($ in thousands, except per share data)

INCOME STATEMENT	1Q25	2Q25	3Q25	4Q25	1Q26
Interest Income	49,782	51,459	51,431	51,715	51,020
Interest Expense	8,235	8,275	7,874	8,355	8,203
Net Interest Income	41,547	43,184	43,557	43,360	42,817
Provision for Credit Losses	768	620	1,881	1,995	712
Noninterest Income	19,907	20,014	22,331	20,103	19,933
Noninterest Expense	38,701	42,538	42,916	42,867	41,373
Income Taxes	5,127	4,996	5,141	4,896	4,848
Net Income	16,858	15,044	15,950	13,705	15,817
Diluted Earnings Per Share	0.99	0.88	0.93	0.80	0.92
RATIOS - %					
Return on Average Assets	1.58	1.38	1.47	1.25	1.45
Return on Average Equity	13.32	11.44	11.67	9.78	11.30
Net Interest Margin	4.22	4.30	4.34	4.26	4.24
Net Charge-offs to Average Loans	0.09	0.09	0.18	0.18	0.10
Efficiency Ratio (FTE)	62.93	67.26	65.09	67.50	65.89
Dividend Payout Ratio	23.91	27.02	28.09	32.72	28.85
BALANCE SHEET - ($ in thousands)					
Investments	980,715	999,298	984,137	1,023,437	1,155,929
Loans Held for Investment	2,660,770	2,631,490	2,582,007	2,546,118	2,518,404
Total Assets	4,461,233	4,391,753	4,323,774	4,385,765	4,453,734
Noninterest Bearing Deposits	1,363,739	1,332,080	1,303,786	1,251,886	1,299,933
Interest Bearing Deposits	2,420,151	2,372,772	2,311,126	2,410,426	2,451,684
Total Deposits	3,783,890	3,704,853	3,614,912	3,662,312	3,751,617
Capital	512,575	526,423	540,635	552,851	559,912
RATIOS - %					
Diluted Tangible Book Value Per Share*	$24.59	$25.37	$26.38	$27.03	$27.51
Tangible Common Equity*	9.61	10.09	10.66	10.79	10.79
Nonperforming Loans to Loans HFI	0.16	0.25	0.32	0.34	0.44
Reserve to Loans	1.12	1.13	1.17	1.22	1.23
Reserve to Nonperforming Loans	692.10	463.01	368.54	360.69	278.19

*(Non-GAAP)

LOAN PORTFOLIO BY SEGMENT

LOAN PORTFOLIO BY SEGMENT - ($ in thousands)

	1Q25	2Q25	3Q25	4Q25	1Q26
Commercial Loans	184,393	180,008	179,018	180,341	170,268
Construction R/E	192,282	174,115	156,756	146,920	156,630
Commercial R/E	806,942	802,504	785,290	768,731	755,800
Residential R/E	1,040,594	1,046,368	1,037,324	1,020,942	998,720
Home Equity R/E	225,987	228,201	234,111	240,897	243,932
Direct Consumer	23,784	23,095	22,696	24,626	23,969
Indirect Auto	182,407	174,388	163,151	157,701	155,546
Other - LIP	4,381	2,811	3,661	5,960	13,539
Total Loans HFI	2,660,770	2,631,490	2,582,007	2,546,118	2,518,404

NET INTEREST MARGIN TRENDS

NET INTEREST INCOME*


$41,547
$43,184
$43,557
$43,360
$42,817
1Q25
2Q25
3Q25
4Q25
1Q26

HIGHLIGHTS

- Net Income was $42.8 million for the first quarter of 2026, down from $43.4 million in the fourth quarter of 2025.
  - Decrease driven by lower loan interest income and lower overnight funds income, partially offset by higher investment securities income and lower deposits expense.
  - Two less calendar days also contributed to the decline from the prior quarter.
- Net interest margin was 4.24% for the first quarter of 2026, a decrease of two basis points from the fourth quarter of 2025, and an increase of two basis points over the first quarter of 2025.

NIM, YIELDS AND COSTS


6.11
6.13
6.08
6.06
6.06
4.22
4.30
4.34
4.26
4.24
2.38
2.65
2.88
3.08
3.26
0.84
0.82
0.78
0.82
0.81
1Q25
2Q25
3Q25
4Q25
1Q26
Loan Yield
Net Interest Margin
Investment Yield
Cost of Funds

LOAN RATES[1]


8.00
7.75
7.50
7.25
7.00
6.75
6.50
6.25
6.00
7.61
6.92
7.56
7.19
7.57
7.23
7.24
6.98
7.07
6.92
1Q25
2Q25
3Q25
4Q25
1Q26
Production
Runoff

NIM BRIDGE


$43.4 MILLION NII
$42.8 MILLION NII
4.40
4.35
4.30
4.25
4.20
4.15
4.10
4.05
4.00
4.26
0.13
(0.06)
(0.10)
0.01
4.24
4Q25
Securities
Overnight Funds
Loans
Deposits
1Q26

*in $ thousands

(1) Rates reflect average rate on cash flows

NON-INTEREST INCOME TRENDS

NON-INTEREST INCOME TRENDS[1]



1Q26
28%
18%
20%
21%
12%
$19,933
4Q25
29%
18%
23%
21%
10%
$20,103
3Q25
26%
17%
23%
21%
12%
$22,331
2Q25
27%
19%
26%
21%
8%
$20,015
1Q25
25%
18%
29%
19%
9%
$19,907
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
Other Income

WEALTH MANAGEMENT FEES[1]*



$5,763
1,333
2,226
2,203
$5,206
554
2,331
2,322
$5,172
420
2,328
2,345
$4,525
2,050
2,432
$4,051
1,696
2,350
1Q25
2Q25
3Q25
4Q25
1Q26
Trust
Retail
Insurance

MORTGAGE BANKING REVENUE[2]



$3.8
$4.2
$4.8
$4.2
$4.3
1Q25
2Q25
3Q25
4Q25
1Q26

MORTGAGE VOLUME[2]



$152
$187
$177
$172
$151
1Q25
2Q25
3Q25
4Q25
1Q26

ASSETS UNDER MANAGEMENT[2]



$3,068
1,267
218
1,584
$3,192
1,280
245
1,667
$3,244
1,337
1,907
$2,867
1,326
1,541
$2,691
1,300
1,391
1Q25
2Q25
3Q25
4Q25
1Q26
Trust
Retail
Insurance

**Insurance subsidiary sold during Q3-25*
(1) $ in thousands
(2) $ in Millions

NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TOTALS[1] ($ in thousands)

	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026
Shareowners' Equity (GAAP)	512,575	526,423	540,635	552,851	559,912
Less: Goodwill (GAAP)	92,733	92,693	89,095	89,095	89,095
Tangible Shareowners' Equity (non-GAAP)	419,842	433,730	451,540	463,756	470,817
Total Assets (GAAP)	4,461,233	4,391,753	4,323,774	4,385,765	4,453,734
Less: Goodwill (GAAP)	92,733	92,693	89,095	89,095	89,095
Tangible Assets (non-GAAP)	4,368,500	4,299,060	4,234,679	4,296,670	4,364,639
Tangible Common Equity Ratio (non-GAAP)	9.61%	10.09%	10.66%	10.79%	10.79%
Actual Diluted Shares Outstanding (GAAP)	17,072,330	17,097,986	17,115,336	17,154,586	17,114,954
Tangible Book Value per Diluted Share (non-GAAP)	24.59	25.37	26.38	27.03	27.51

	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026
Income Before Income Taxes (GAAP)	21,985	20,040	21,091	18,601	20,665
Plus: Provision for Loan Losses (GAAP)	768	620	1,881	1,995	712
Plus: Other Real Estate Owned Expense (GAAP)	(4,469)	22	18	122	(321)
QTD Pre Tax Pre Credit Costs	18,284	20,682	22,990	20,718	21,056
AVG Diluted Shares Outstanding	17,044	17,088	17,114	17,140	17,146
Pre-Tax Pre-Credit Costs per Diluted Share	1.07	1.21	1.34	1.21	1.23

(1) End of Period

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com